UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Diversified International Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by Jeffrey M. Mortimer, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Diversified International Fund’s Class A shares produced a total return of 27.75%, Class C shares returned 26.95%, Class I shares returned 28.24% and Class Y shares returned 28.33%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of 34.18% for the same period.2

Global stocks posted gains over the reporting period as the economy recovered from the COVID-19 pandemic. The fund lagged the Index due to underperformance in four of the five underlying funds.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio manager, based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio manager determines the underlying funds. As of October 31, 2021, the fund’s market value was allocated as follows:

Underlying Funds:

BNY Mellon International Equity Fund, Cl. Y     19.38%

BNY Mellon International Core Equity Fund, Cl. Y    33.57%

BNY Mellon International Stock Fund, Cl. Y     35.94%

BNY Mellon International Small Cap Fund, Cl. Y      6.27%

BNY Mellon Emerging Markets Securities Fund, Cl. Y     4.84%

Stocks Rise as the Global Recovery Continues

During the reporting period, the global economy continued to recover as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Fiscal and monetary stimulus in developed markets also added support. Job creation continued to grow, and unemployment dropped sharply.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. Investors began to take more notice of value-oriented stocks toward the end of the reporting period.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. In some emerging markets, central banks raised rates to combat rising prices, but generally they have been tolerant of pricing pressures.

2

With the emergence of the Delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to pivot somewhat to more defensive and growth-oriented stocks. Nevertheless, markets were supported by strong corporate earnings worldwide, especially in the U.S. Mixed economic data weighed on markets later in the period, as did supply-chain concerns and signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Large-Cap Growth Stocks Drove Fund Results

The fund’s performance versus the benchmark came largely as a result of unfavorable results in four of the five underlying funds. But the primary detractor was the foreign, large-cap growth category, where the BNY Mellon International Stock Fund produced positive returns but lagged its benchmark. In the foreign large-cap blend category, the BNY Mellon International Core Equity Fund also produced positive returns but detracted from relative performance by underperforming its benchmark. A large underweight position in the diversified emerging- markets category also hindered returns somewhat.

On a more positive note, the fund’s performance was helped primarily by an overweight position in the foreign small/mid-cap blend category, which returned more than 38.0%. The underlying fund, the BNY Mellon International Small Cap fund, also performed well, beating its benchmark.

Positioned for a Continued Economic Recovery

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes may continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset classes participate in the market growth internationally. We believe the fund is also well-positioned for a broad-based but uneven economic recovery as we move into next year.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through March 1, 2022, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging- market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Diversified International Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Diversified International Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified International Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Diversified International Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/18/07	20.38%	8.23%	6.40%
without sales charge	12/18/07	27.75%	9.53%	7.03%
Class C shares
with applicable redemption charge†	12/18/07	25.95%	8.72%	6.24%
without redemption	12/18/07	26.95%	8.72%	6.24%
Class I shares	12/18/07	28.24%	9.90%	7.39%
Class Y shares	10/1/15	28.33%	9.94%	7.41%††
MSCI EAFE® Index		34.18%	9.79%	7.37%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.05	$5.88	$.46	$.21
Ending value (after expenses)	$1,032.00	$1,029.40	$1,034.60	$1,035.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.04	$5.85	$.46	$.20
Ending value (after expenses)	$1,023.19	$1,019.41	$1,024.75	$1,025.00
†

Expenses are equal to the fund’s annualized expense ratio of .40% for Class A, 1.15% for Class C, .09% for Class I and .04% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Investment Companies - 99.0%
Foreign Equity - 99.0%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	2,435,489	[a]	30,005,229
BNY Mellon International Core Equity Fund, Cl. Y	4,608,676	[a]	208,127,784
BNY Mellon International Equity Fund, Cl. Y	4,596,198	[a]	120,144,623
BNY Mellon International Small Cap Fund, Cl. Y	2,332,586	[a]	38,860,876
BNY Mellon International Stock Fund, Cl. Y	8,494,264	[a]	222,804,544
Total Investments (cost $340,368,883)	99.0%		619,943,056
Cash and Receivables (Net)	1.0%		6,044,364
Net Assets	100.0%		625,987,420

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.0
99.0

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Net Realized Gain ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	25,542,518	4,875,543	(4,237,012)	518,742
BNY Mellon International Core Equity Fund, CI. Y	193,687,039	13,833,815	(49,253,082)	8,561,913
BNY Mellon International Equity Fund, CI. Y	110,921,498	6,923,612	(28,811,530)	7,274,968
BNY Mellon International Small Cap Fund, CI. Y	34,642,884	1,764,642	(9,936,379)	1,937,729
BNY Mellon International Stock Fund, CI. Y	195,083,462	26,302,020	(40,150,772)	14,601,226
Total	559,877,401	53,699,632	(132,388,775)	32,894,578

Investment Companies	Net Change in Unrealized Appreciation ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Securities Fund, Cl. Y	3,305,438	30,005,229	4.8	62,890
BNY Mellon International Core Equity Fund, CI. Y	41,298,099	208,127,784	33.2	4,725,555
BNY Mellon International Equity Fund, CI. Y	23,836,075	120,144,623	19.2	1,833,702
BNY Mellon International Small Cap Fund, CI. Y	10,452,000	38,860,876	6.2	157,302
BNY Mellon International Stock Fund, CI. Y	26,968,608	222,804,544	35.6	6,273,453
Total	105,860,220	619,943,056	99.0	13,052,902

† Includes reinvested dividends/distributions.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	340,368,883	619,943,056
Cash		6,036,096
Receivable for investment securities sold		233,640
Receivable for shares of Common Stock subscribed		230,220
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		4,973
Prepaid expenses		47,559
		626,495,544
Liabilities ($):
Payable for shares of Common Stock redeemed		399,826
Directors’ fees and expenses payable		6,602
Other accrued expenses		101,696
		508,124
Net Assets ($)		625,987,420
Composition of Net Assets ($):
Paid-in capital		323,348,951
Total distributable earnings (loss)		302,638,469
Net Assets ($)		625,987,420

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	21,749,486	197,384	42,734,835	561,305,715
Shares Outstanding	1,348,822	12,252	2,642,485	34,736,056
Net Asset Value Per Share ($)	16.12	16.11	16.17	16.16

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends from affiliated issuers	8,034,966
Expenses:
Shareholder servicing costs—Note 3(c)	244,563
Professional fees	102,264
Registration fees	65,482
Directors’ fees and expenses—Note 3(d)	34,505
Prospectus and shareholders’ reports	16,368
Chief Compliance Officer fees—Note 3(c)	11,250
Loan commitment fees—Note 2	11,075
Distribution fees—Note 3(b)	1,451
Custodian fees—Note 3(c)	1,154
Interest expense—Note 2	166
Miscellaneous	21,201
Total Expenses	509,479
Less—reduction in expenses due to undertaking—Note 3(a)	(171,168)
Net Expenses	338,311
Investment Income—Net	7,696,655
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	32,894,578
Capital gain distributions from affiliated issuers	5,017,936
Net Realized Gain (Loss)	37,912,514
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	105,860,220
Net Realized and Unrealized Gain (Loss) on Investments	143,772,734
Net Increase in Net Assets Resulting from Operations	151,469,389

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	7,696,655	19,505,450
Net realized gain (loss) on investments	37,912,514	9,206,009
Net change in unrealized appreciation (depreciation) on investments	105,860,220	(64,448,492)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,469,389	(35,737,033)
Distributions ($):
Distributions to shareholders:
Class A	(76,195)	(109,355)
Class C	(657)	(1,457)
Class I	(442,439)	(813,275)
Class Y	(7,479,432)	(18,815,805)
Total Distributions	(7,998,723)	(19,739,892)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,599,765	2,972,011
Class C	25,002	-
Class I	17,773,433	18,453,341
Class Y	13,175,872	44,790,510
Distributions reinvested:
Class A	71,630	101,481
Class C	621	1,386
Class I	394,212	662,390
Class Y	658,328	2,610,096
Cost of shares redeemed:
Class A	(3,267,992)	(2,301,356)
Class C	(53,454)	(22,369)
Class I	(14,878,478)	(21,311,042)
Class Y	(117,900,804)	(311,479,967)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(87,401,865)	(265,523,519)
Total Increase (Decrease) in Net Assets	56,068,801	(321,000,444)
Net Assets ($):
Beginning of Period	569,918,619	890,919,063
End of Period	625,987,420	569,918,619

12

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Ab
Shares sold	1,042,261	235,518
Shares issued for distributions reinvested	4,814	7,495
Shares redeemed	(208,224)	(181,093)
Net Increase (Decrease) in Shares Outstanding	838,851	61,920
Class Cb
Shares sold	1,553	-
Shares issued for distributions reinvested	41	102
Shares redeemed	(3,380)	(1,865)
Net Increase (Decrease) in Shares Outstanding	(1,786)	(1,763)
Class Ia
Shares sold	1,144,885	1,479,065
Shares issued for distributions reinvested	26,493	48,957
Shares redeemed	(954,673)	(1,811,396)
Net Increase (Decrease) in Shares Outstanding	216,705	(283,374)
Class Ya
Shares sold	858,216	3,729,192
Shares issued for distributions reinvested	44,302	193,198
Shares redeemed	(7,881,724)	(26,745,531)
Net Increase (Decrease) in Shares Outstanding	(6,979,206)	(22,823,141)

[a]

During the period ended October 31, 2021, 590,396 Class Y shares representing $9,143,538 were exchanged for 589,721 Class I shares and during the period ended October 31, 2020, 958,711 Class Y shares representing $11,997,381 were exchanged for 957,596 Class I shares.

[b]	During the period ended October 31, 2020, 180 Class C shares representing $2,245 were automatically converted to 181 Class A shares.
See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.75	13.14	12.09	13.25	10.91
Investment Operations:
Investment income—net[a]	.05	.24	.17	.14	.20
Net realized and unrealized gain (loss) on investments	3.48	(.39)	1.06	(1.16)	2.25
Total from Investment Operations	3.53	(.15)	1.23	(1.02)	2.45
Distributions:
Dividends from investment income—net	(.16)	(.24)	(.18)	(.14)	(.11)
Dividends from net realized gain on investments	-	(.00)[b]	-	-	-
Total Distributions	(.16)	(.24)	(.18)	(.14)	(.11)
Net asset value, end of period	16.12	12.75	13.14	12.09	13.25
Total Return (%)[c]	27.75	(1.21)	10.40	(7.79)	22.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.62	3.26	4.08	3.15	2.73
Ratio of net expenses to average net assets[d]	.40	.40	.40	.40	.39
Ratio of net investment income to average net assets[d]	.30	1.92	1.41	1.07	1.74
Portfolio Turnover Rate	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	21,749	6,501	5,889	6,302	7,223

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

14

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.73	13.08	12.00	13.22	10.86
Investment Operations:
Investment income (loss)—net[a]	.04	.16	.12	.01	(.03)
Net realized and unrealized gain (loss) on investments	3.39	(.42)	1.02	(1.12)	2.39
Total from Investment Operations	3.43	(.26)	1.14	(1.11)	2.36
Distributions:
Dividends from investment income—net	(.05)	(.09)	(.06)	(.11)	-
Dividends from net realized gain on investments	-	(.00)[b]	-	-	-
Total Distributions	(.05)	(.09)	(.06)	(.11)	-
Net asset value, end of period	16.11	12.73	13.08	12.00	13.22
Total Return (%)[c]	26.95	(2.02)	9.61	(8.48)	21.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.48	1.58	1.43	1.34	1.54
Ratio of net expenses to average net assets[d]	1.15	1.15	1.15	1.15	1.14
Ratio of net investment income (loss) to average net assets[d]	.27	1.26	.97	.11	(.26)
Portfolio Turnover Rate	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	197	179	207	414	361

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.77	13.17	12.12	13.28	10.94
Investment Operations:
Investment income—net[a]	.16	.32	.21	.16	.11
Net realized and unrealized gain (loss) on investments	3.43	(.43)	1.06	(1.14)	2.38
Total from Investment Operations	3.59	(.11)	1.27	(.98)	2.49
Distributions:
Dividends from investment income—net	(.19)	(.29)	(.22)	(.18)	(.15)
Dividends from net realized gain on investments	-	(.00)[b]	-	-	-
Total Distributions	(.19)	(.29)	(.22)	(.18)	(.15)
Net asset value, end of period	16.17	12.77	13.17	12.12	13.28
Total Return (%)	28.24	(.96)	10.83	(7.51)	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.09	.09	.08	.07	.09
Ratio of net expenses to average net assets[c]	.09	.09	.08	.07	.09
Ratio of net investment income to average net assets[c]	1.04	2.50	1.68	1.25	.88
Portfolio Turnover Rate	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	42,735	30,981	35,681	31,776	25,310

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

16

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.76	13.16	12.11	13.27	10.94
Investment Operations:
Investment income—net[a]	.20	.35	.21	.18	.17
bNet realized and unrealized gain (loss) on investments	3.40	(.46)	1.07	(1.15)	2.32
Total from Investment Operations	3.60	(.11)	1.28	(.97)	2.49
Distributions:
Dividends from investment income—net	(.20)	(.29)	(.23)	(.19)	(.16)
Dividends from net realized gain on investments	-	(.00)[b]	-	-	-
Total Distributions	(.20)	(.29)	(.23)	(.19)	(.16)
Net asset value, end of period	16.16	12.76	13.16	12.11	13.27
Total Return (%)	28.33	(.92)	10.87	(7.48)	23.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.04	.04	.04	.03	.04
Ratio of net expenses to average net assets[c]	.04	.04	.04	.03	.04
Ratio of net investment income to average net assets[c]	1.27	2.74	1.70	1.37	1.45
Portfolio Turnover Rate	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	561,306	532,258	849,143	794,131	851,921

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying fund.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (300 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Investment Companies	619,943,056	-	-	619,943,056

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

20

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $33,166,043 and unrealized appreciation $269,472,426.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $7,831,388 and $19,603,849 and long-term capital gains $167,335 and $136,043, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $13,151 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses (including acquired

22

fund (underlying funds) fees and expenses) of none of its classes (excluding Distribution Plan 12b-1 fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $171,168 during the period ended October 31, 2021.

During the period ended October 31, 2021, the Distributor retained $23 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $1,451 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $34,845 and $484, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $6,603 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $1,154 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $11,250 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $111, Shareholder Services Plan fees of $4,526, custodian fees of $300, Chief Compliance Officer fees of $3,774 and transfer agency fees of $1,084, which are offset against an expense reimbursement currently in effect in the amount of $14,768.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2021, amounted to $53,699,632 and $132,388,775, respectively.

At October 31, 2021, the cost of investments for federal income tax purposes was $350,470,630; accordingly, accumulated net unrealized appreciation on investments was $269,472,426, consisting of all gross unrealized appreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Diversified International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified International Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2021:

- the total amount of taxes paid to foreign countries was $1,382,196

- the total amount of income sourced from foreign countries was $9,454,213

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. For the fiscal year ended October 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,213,584 represents the maximum amount that may be considered qualified dividend income.

26

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

27

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

28

Robin A. Melvin (58)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

30

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

31

This page intentionally left blank.

32

This page intentionally left blank.

33

For More Information

BNY Mellon Diversified International Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6209AR1021

BNY Mellon Global Real Estate Securities Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Global Real Estate Securities Fund’s Class A shares produced a total return of 43.44%, Class C shares returned 42.42%, Class I shares returned 43.93% and Class Y shares returned 43.77%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of 42.12% for the same period.2

Real estate-related securities rose over the reporting period due to the ongoing economic recovery from the COVID-19 pandemic. The fund outperformed the Index due largely to favorable stock selections in Singapore, Australia, Canada and the United States.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets in publicly traded equity securities of companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States and to invest in at least ten different countries. Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. Our proprietary approach quantifies investment opportunity, both from a real estate and stock perspective.

Reopening Economies Boost Real Estate Equities

A number of economic factors have contributed to gains in the real estate market. Prior to the reporting period, the market suffered as government lockdowns of the economy hurt many segments of the real estate investment trust (REIT) market, especially retail, hospitality and housing.

With the approval of COVID-19 vaccines early in the reporting period, the market quickly pivoted. While the prospect of a stronger economic recovery benefited real estate generally, the defensive segments of the market lagged, while retail and other hard-hit segments rebounded. On balance, the real estate market has benefited from the reopening of the economy that has occurred since the vaccines were approved.

Continued accommodation in global monetary policy, combined with stimulative fiscal policy, has also supported the market. In the United States, for example, the Federal Reserve (the “Fed”) left short-term interest rates unchanged and continued its bond purchasing program, making it clear that it would continue the program until the economy reached full employment. The improved prospect for economic recovery led to an increase in investor risk appetite, which benefited the REIT market.

In the second half of the reporting period, the Delta variant of COVID-19, government responses to the pandemic and supply-chain bottlenecks hindered the economy somewhat. As a result, the recovery has proceeded in fits and starts, causing uncertainties in some segments of the real estate market.

Nevertheless, not long after the reporting period ended, the Fed indicated that it believed the economy was strong enough that it would soon begin to taper its bond purchasing program. The strength of the recovery was such that investors also began to expect interest-rate hikes to begin toward the tail end of next year.

Despite the fits and starts, fundamentals in the real estate market, particularly in the U.S. market, have been healthy. In the U.S. market, demand has been strong, and rents in many sectors have rebounded. Supply is likely to remain restrained as new construction has been hindered by the pandemic and is not expected to produce an excess of new space over the next 18 months. In Europe, the retail sector was harder hit than in the U.S. because online retail had been less adopted. Across other segments, although rents remain depressed, lease signings have increased. In Asia, Hong Kong, in particular, has been slow to rebound, in part due to social unrest that occurred prior to the pandemic and due to concerns about political risk related to China.

The combination of increased pandemic-related supply-chain bottlenecks, fiscal stimulus and easy monetary policy have led to some rising concerns about inflation. But these concerns have generally benefited the real estate sector, which is often considered an inflation hedge.

Asset Allocation and Security Selections Benefited Fund Performance

The fund’s performance versus the Index was driven largely by stock selection, especially in Singapore, Australia, Canada and the United States. An overweight position in the U.S. was beneficial, and an overweight position in affordable housing across geographic markets was also advantageous. Selections that were most beneficial were in sectors that had been hit hard by the pandemic, such as retail, and were perceived as high risk. With the approval of COVID-19 vaccines early in the reporting period, these sectors rebounded quickly. Suburban shopping centers in the U.S. market performed particularly well.

On the other hand, performance was hurt by positioning in the UK and Europe, which subtracted about 600 basis points from performance. The retail sector was the primary detractor as many companies carried large amounts of debt, had been overvalued and had significant capital spending needs. The fund also was less exposed to highly levered companies, which performed better than companies with lower debt levels as the economy recovered over the period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Economic Growth Could Slow

We anticipate that the global real estate market will continue to recover from the pandemic, but the global economy is likely to slow in the coming year. Interest rates are also likely to rise as the Fed exits the extraordinary steps it has taken to counter the pandemic.

We believe REITs are currently trading at fair value even in the U.S. market, which has rebounded strongly. The Fed’s decision to tolerate higher inflation is also likely to benefit the REIT sector. Although we do not anticipate that rates will rise dramatically, they may continue to hinder certain segments of the equities markets.

In non-U.S. markets, we believe real estate will continue to benefit as vaccine distribution becomes widespread.

November 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 1, 2022, at which time it may be extended, terminated or modified. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash-flow dependency and to defaults by borrowers or lessees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $10,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Estate Securities Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Estate Securities Fund with a hypothetical investment of $1,000,000 in the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Real Estate Securities Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is designed to track the performance of listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	Inception	1 Year	5 Years
	Date			10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	35.28%	7.83%	8.07%
without sales charge	12/29/06	43.44%	9.11%	8.71%
Class C shares
with applicable redemption charge †	9/13/08	41.42%	8.31%	7.90%
without redemption	9/13/08	42.42%	8.31%	7.90%
Class I shares	12/29/06	43.93%	9.38%	9.02%
Class Y shares	7/1/13	43.77%	9.42%	8.85%	††
FTSE EPRA/NAREIT Developed Index (Net)		42.12%	7.00%	7.69%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.84	$10.77	$5.53	$5.32
Ending value (after expenses)	$1,088.40	$1,085.10	$1,090.90	$1,089.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.61	$10.41	$5.35	$5.14
Ending value (after expenses)	$1,018.65	$1,014.87	$1,019.91	$1,020.11
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Common Stocks - 98.5%
Australia - 3.4%
Dexus	522,800		4,274,913
Goodman Group	150,270		2,475,589
LendLease Group	265,170		2,086,499
Mirvac Group	2,228,720		4,727,884
Scentre Group	2,052,580		4,663,041
			18,227,926
Belgium - 1.7%
Aedifica	27,540		3,670,719
Warehouses De Pauw, CVA	115,466		5,259,061
			8,929,780
Canada - 3.0%
Boardwalk Real Estate Investment Trust	25,530		1,101,363
Chartwell Retirement Residences	610,960	[a]	5,894,362
H&R Real Estate Investment Trust	187,170		2,572,529
RioCan Real Estate Investment Trust	173,960		3,133,135
Summit Industrial Income REIT	165,470		3,160,723
			15,862,112
Germany - 5.2%
alstria office REIT	140,490		2,624,488
Deutsche EuroShop	203,240		4,127,991
LEG Immobilien	54,920		8,167,669
Vonovia	212,614		12,893,712
			27,813,860
Hong Kong - 5.0%
CK Asset Holdings	255,680		1,579,002
Hongkong Land Holdings	448,122		2,469,152
Hysan Development	631,000		2,193,760
Link REIT	609,600		5,406,131
New World Development	683,000		2,962,695
Sun Hung Kai Properties	670,640		8,921,180
Swire Properties	1,040,270		2,787,691
			26,319,611
Ireland - .8%
Hibernia REIT	1,508,817		2,197,683
Irish Residential Properties REIT	1,085,000	[a]	2,044,444
			4,242,127
Japan - 9.1%
Activia Properties	789		3,232,841
AEON Mall	119,456		1,741,925
Japan Hotel REIT Investment	4,749		2,866,692
Japan Prime Realty Investment	815		2,985,413

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Japan - 9.1% (continued)
Japan Real Estate Investment	348		2,131,204
Kenedix Office Investment	650		4,111,867
Mitsubishi Estate	287,200		4,354,302
Mitsui Fudosan	356,700		8,132,353
Mitsui Fudosan Logistics Park	994		5,285,054
Nomura Real Estate Master Fund	3,447		5,162,561
Orix JREIT	3,557		5,895,304
Sumitomo Realty & Development	23,400		843,817
Tokyu Fudosan Holdings	255,000		1,474,402
			48,217,735
Luxembourg - .8%
Aroundtown	631,233		4,385,529
Norway - .2%
Entra	45,720	[b]	1,140,849
Singapore - 2.7%
Ascendas Real Estate Investment Trust	1,416,200		3,245,130
Ascott Residence Trust	2,043,000		1,560,467
CapitaLand Integrated Commercial Trust	2,298,452		3,664,569
Capitaland Investment	544,800	[c]	1,389,775
City Developments	338,100	[a]	1,835,293
Suntec Real Estate Investment Trust	2,214,600		2,446,981
			14,142,215
Spain - .5%
Merlin Properties Socimi	231,100		2,502,676
Sweden - 2.0%
Castellum	5,900		156,912
Fabege	227,508		3,846,549
Kungsleden	350,650	[a]	4,817,967
Wihlborgs Fastigheter	72,420		1,713,524
			10,534,952
United Kingdom - 5.0%
Empiric Student Property	1,900,590		2,301,931
Grainger	558,519		2,360,347
Land Securities Group	383,240		3,603,199
Safestore Holdings	203,800		3,352,504
Segro	366,248		6,478,381
The British Land Company	406,040		2,746,756
Tritax Big Box REIT	1,878,920		5,785,641
			26,628,759
United States - 59.1%
Acadia Realty Trust	221,560	[d]	4,736,953
Agree Realty	125,600	[d]	8,925,136
American Campus Communities	223,766	[d]	12,020,709

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
United States - 59.1% (continued)
American Tower	11,450	[d]	3,228,556
Americold Realty Trust	159,490	[a,d]	4,700,170
AvalonBay Communities	65,230	[d]	15,438,636
Brixmor Property Group	503,250	[d]	11,796,180
Cousins Properties	94,190	[d]	3,730,866
Digital Realty Trust	55,284	[d]	8,724,368
Diversified Healthcare Trust	401,860	[d]	1,462,770
EPR Properties	43,030	[d]	2,160,536
Equinix	28,728	[d]	24,047,347
Equity Residential	154,760	[d]	13,371,264
Essex Property Trust	8,928	[d]	3,034,895
First Industrial Realty Trust	19,290	[d]	1,123,257
Healthpeak Properties	85,572	[d]	3,038,662
Host Hotels & Resorts	335,920	[c,d]	5,653,534
Hudson Pacific Properties	176,410	[d]	4,542,558
Invitation Homes	474,537	[d]	19,574,651
JBG SMITH Properties	192,310	[d]	5,550,067
Kilroy Realty	86,336	[d]	5,817,320
Kite Realty Group Trust	173,064	[d]	3,513,199
Life Storage	105,210	[d]	14,078,150
Medical Properties Trust	431,713	[d]	9,208,438
MGM Growth Properties, Cl. A	156,760	[d]	6,173,209
Park Hotels & Resorts	195,689	[c,d]	3,626,117
Prologis	212,350	[d]	30,782,256
Public Storage	27,520	[d]	9,141,594
Rexford Industrial Realty	140,600	[d]	9,448,320
Sabra Health Care REIT	412,146	[d]	5,831,866
Simon Property Group	60,000	[d]	8,794,800
SL Green Realty	33,570	[a,d]	2,352,250
Sun Communities	49,800	[d]	9,759,804
UDR	215,650	[d]	11,975,045
Ventas	213,114	[d]	11,373,894
Welltower	124,990	[d]	10,049,196
WeWork	73,310	[a,c]	748,495
Xenia Hotels & Resorts	228,730	[c,d]	4,071,394
			313,606,462
Total Common Stocks (cost $411,311,942)			522,554,593

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,212,557)	0.06	6,212,557	[e]	6,212,557

Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $6,659,061)	0.02	6,659,061	[e]	6,659,061
Total Investments (cost $424,183,560)		101.0%		535,426,211
Liabilities, Less Cash and Receivables		(1.0%)		(5,053,370)
Net Assets		100.0%		530,372,841

CVA—Company Voluntary Arrangement

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $9,380,427 and the value of the collateral was $9,970,043, consisting of cash collateral of $6,659,061 and U.S. Government & Agency securities valued at $3,310,982. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $1,140,849 or .22% of net assets.

c Non-income producing security.

d Investment in real estate investment trust within the United States.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	97.4
Investment Companies	2.5
Health Care Equipment & Services	1.1
101.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 10/31/21 ($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,481,886	100,266,839	(95,536,168)	6,212,557	1.2	3,182
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	981,000	5,887,966	(6,868,966)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	27,536,811	(20,877,750)	6,659,061	1.3	16,053†††
Total	2,462,886	133,691,616	(123,282,884)	12,871,618	2.5	19,235

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company
British Pound	500,000	United States Dollar	684,670	11/2/2021	(392)
Euro	1,500,000	United States Dollar	1,732,905	11/2/2021	1,230
Canadian Dollar	260,000	United States Dollar	209,767	11/1/2021	316
Gross Unrealized Appreciation					1,546
Gross Unrealized Depreciation					(392)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,380,427)—Note 1(c):
Unaffiliated issuers	411,311,942	522,554,593
Affiliated issuers	12,871,618	12,871,618
Receivable for investment securities sold		5,239,177
Tax reclaim receivable—Note 1(b)		675,064
Dividends and securities lending income receivable		631,360
Receivable for shares of Common Stock subscribed		264,258
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,546
Prepaid expenses		46,822
		542,284,438
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		417,346
Cash overdraft due to Custodian denominated in foreign currency	5,048	5,008
Liability for securities on loan—Note 1(c)		6,659,061
Payable for investment securities purchased		4,616,476
Payable for shares of Common Stock redeemed		125,449
Directors’ fees and expenses payable		3,933
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		392
Other accrued expenses		83,932
		11,911,597
Net Assets ($)		530,372,841
Composition of Net Assets ($):
Paid-in capital		401,593,873
Total distributable earnings (loss)		128,778,968
Net Assets ($)		530,372,841

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	22,767,144	684,595	55,310,485	451,610,617
Shares Outstanding	2,099,336	64,716	5,179,969	42,268,621
Net Asset Value Per Share ($)	10.84	10.58	10.68	10.68

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $592,855 foreign taxes withheld at source):
Unaffiliated issuers	12,883,587
Affiliated issuers	3,182
Income from securities lending—Note 1(c)	16,053
Total Income	12,902,822
Expenses:
Management fee—Note 3(a)	4,619,354
Shareholder servicing costs—Note 3(c)	269,270
Professional fees	114,593
Custodian fees—Note 3(c)	84,595
Registration fees	68,306
Directors’ fees and expenses—Note 3(d)	27,075
Chief Compliance Officer fees—Note 3(c)	14,062
Loan commitment fees—Note 2	12,600
Prospectus and shareholders’ reports	12,332
Distribution fees—Note 3(b)	4,734
Miscellaneous	29,141
Total Expenses	5,256,062
Less—reduction in expenses due to undertaking—Note 3(a)	(191,500)
Net Expenses	5,064,562
Investment Income—Net	7,838,260
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	69,081,846
Net realized gain (loss) on forward foreign currency exchange contracts	(9,937)
Net Realized Gain (Loss)	69,071,909
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	91,094,839
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	38
Net Change in Unrealized Appreciation (Depreciation)	91,094,877
Net Realized and Unrealized Gain (Loss) on Investments	160,166,786
Net Increase in Net Assets Resulting from Operations	168,005,046

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	7,838,260	9,488,041
Net realized gain (loss) on investments	69,071,909	(30,289,631)
Net change in unrealized appreciation (depreciation) on investments	91,094,877	(108,105,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	168,005,046	(128,907,169)
Distributions ($):
Distributions to shareholders:
Class A	(167,015)	(1,970,543)
Class C	(131)	(88,009)
Class I	(404,246)	(8,385,481)
Class Y	(4,230,421)	(63,511,398)
Total Distributions	(4,801,813)	(73,955,431)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,820,136	4,671,114
Class C	99,693	43,482
Class I	25,963,278	15,823,341
Class Y	44,122,910	65,933,047
Distributions reinvested:
Class A	165,230	1,920,567
Class C	128	71,642
Class I	391,183	8,079,132
Class Y	1,104,757	23,918,714
Cost of shares redeemed:
Class A	(9,349,641)	(4,436,536)
Class C	(265,602)	(185,198)
Class I	(17,152,900)	(53,864,056)
Class Y	(88,662,107)	(203,316,288)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(36,762,935)	(141,341,039)
Total Increase (Decrease) in Net Assets	126,440,298	(344,203,639)
Net Assets ($):
Beginning of Period	403,932,543	748,136,182
End of Period	530,372,841	403,932,543

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	677,646	611,151
Shares issued for distributions reinvested	18,840	214,498
Shares redeemed	(926,997)	(522,901)
Net Increase (Decrease) in Shares Outstanding	(230,511)	302,748
Class C
Shares sold	9,670	4,915
Shares issued for distributions reinvested	15	8,168
Shares redeemed	(29,738)	(23,802)
Net Increase (Decrease) in Shares Outstanding	(20,053)	(10,719)
Class Ia
Shares sold	2,670,461	1,950,035
Shares issued for distributions reinvested	45,381	914,813
Shares redeemed	(1,805,325)	(6,963,937)
Net Increase (Decrease) in Shares Outstanding	910,517	(4,099,089)
Class Ya
Shares sold	4,642,686	8,229,991
Shares issued for distributions reinvested	128,162	2,726,826
Shares redeemed	(9,571,610)	(27,041,268)
Net Increase (Decrease) in Shares Outstanding	(4,800,762)	(16,084,451)

[a]

During the period ended October 31, 2021, 756,738 Class Y shares representing $7,400,627 were exchanged for 757,046 Class I shares. During the period ended October 31, 2020, 689 Class Y shares representing $6,915 were exchanged for 681 Class A shares and 1,150,018 Class Y shares representing $9,601,952 were exchanged for 1,150,650 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.62	10.29	8.84	9.15	9.06
Investment Operations:
Investment income—net[a]	.14	.11	.15	.17	.10
Net realized and unrealized gain (loss) on investments	3.15	(1.79)	1.66	(.09)	.50
Total from Investment Operations	3.29	(1.68)	1.81	.08	.60
Distributions:
Dividends from investment income—net	(.07)	(.37)	(.20)	(.22)	(.37)
Dividends from net realized gain on investments	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.07)	(.99)	(.36)	(.39)	(.51)
Net asset value, end of period	10.84	7.62	10.29	8.84	9.15
Total Return (%)[b]	43.44	(17.72)	21.39	.82	7.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	2.44	2.45	2.72	2.30
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	1.38	1.29	1.63	1.89	1.15
Portfolio Turnover Rate	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	22,767	17,764	20,861	12,652	12,510

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.43	10.06	8.64	8.93	8.85
Investment Operations:
Investment income—net[a]	.06	.06	.09	.10	.04
Net realized and unrealized gain (loss) on investments	3.09	(1.77)	1.62	(.08)	.48
Total from Investment Operations	3.15	(1.71)	1.71	.02	.52
Distributions:
Dividends from investment income—net	(.00)[b]	(.30)	(.13)	(.14)	(.30)
Dividends from net realized gain on investments	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.00)[b]	(.92)	(.29)	(.31)	(.44)
Net asset value, end of period	10.58	7.43	10.06	8.64	8.93
Total Return (%)[c]	42.42	(18.37)	20.61	.11	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23	2.24	2.23	2.25	2.25
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	.61	.68	.93	1.10	.43
Portfolio Turnover Rate	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	685	630	960	872	918

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.51	10.15	8.72	9.03	8.96
Investment Operations:
Investment income—net[a]	.15	.15	.18	.19	.13
Net realized and unrealized gain (loss) on investments	3.11	(1.77)	1.63	(.09)	.48
Total from Investment Operations	3.26	(1.62)	1.81	.10	.61
Distributions:
Dividends from investment income—net	(.09)	(.40)	(.22)	(.24)	(.40)
Dividends from net realized gain on investments	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.09)	(1.02)	(.38)	(.41)	(.54)
Net asset value, end of period	10.68	7.51	10.15	8.72	9.03
Total Return (%)	43.93	(17.56)	21.79	1.03	7.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets	1.53	1.84	1.92	2.19	1.45
Portfolio Turnover Rate	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	55,310	32,044	84,925	78,954	144,781

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.51	10.16	8.73	9.03	8.96
Investment Operations:
Investment income—net[a]	.16	.14	.18	.19	.13
Net realized and unrealized gain (loss) on investments	3.11	(1.77)	1.63	(.08)	.48
Total from Investment Operations	3.27	(1.63)	1.81	.11	.61
Distributions:
Dividends from investment income—net	(.10)	(.40)	(.22)	(.24)4)	(.40)
Dividends from net realized gain on investments	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.10)	(1.02)	(.38)	(.41)	(.54)
Net asset value, end of period	10.68	7.51	10.16	8.73	9.03
Total Return (%)	43.77	(17.50)	21.81	1.18	7.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.01	1.02	1.03
Ratio of net expenses to average net assets	1.03	1.03	1.01	1.02	1.03
Ratio of net investment income to average net assets	1.63	1.74	1.95	2.17	1.45
Portfolio Turnover Rate	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	451,611	353,495	641,390	573,136	602,031

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses

NOTES TO FINANCIAL STATEMENTS (continued)

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	522,554,593	-	-	522,554,593
Investment Companies	12,871,618	-	-	12,871,618
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,546	-	1,546
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(392)	-	(392)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

NOTES TO FINANCIAL STATEMENTS (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $2,137 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,622,078, undistributed capital gains $22,729,337 and unrealized appreciation $89,427,553.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $4,801,813 and $36,178,359, and long term capital gains $0 and $37,777,072, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the

NOTES TO FINANCIAL STATEMENTS (continued)

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $191,500 during the period ended October 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $774 from commissions earned on sales of the fund’s Class A shares and $43 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $4,734 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $54,910 and $1,578, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $7,515 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $84,595 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $419,817, Distribution Plan fees of $426, Shareholder Services Plan fees of $4,866, custodian fees of $24,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $1,340, which are offset against an expense reimbursement currently in effect in the amount of $37,821.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2021, amounted to $399,967,784 and $435,325,864, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,546	(392)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,546	(392)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,546	(392)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	1,546		(392)	-	1,154
Total	1,546		(392)	-	1,154

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
State Street Bank and Trust Company	(392)		392	-	-
Total	(392)		392	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Forward contracts	897,770

At October 31, 2021, the cost of investments for federal income tax purposes was $445,978,185, accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $89,449,180, consisting of $116,527,863 gross unrealized appreciation and $27,078,683 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Real Estate Securities Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 0.20% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,687,438 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (58)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Global Real Estate Securities Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6593AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,353 in 2020 and $82,353 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,745 in 2020 and $18,752 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,900 in 2020 and $10,444 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $5,480 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $330 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,476,929 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 27, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)